SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

July 31, 2001

DIGITAL LAVA INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	1-14831 (COMMISSION FILE NUMBER)	95-4584080 (I.R.S. EMPLOYER IDENTIFICATION NO.)

13160 MINDANAO WAY, SUITE 350 MARINA DEL REY, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		90292 (ZIP CODE)

(310) 577-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     On July 31, 2001, Digital Lava issued a press release announcing financial results for the second quarter ended June 30, 2001 and certain other recent developments.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     1.     Press Release dated July 31, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LAVA INC.

Date: July 31, 2001	By:	/s/ BENNET LIENTZ

Name: Bennet Lientz Title: Chief Financial Officer